                                                                    EXHIBIT 99.1

                                 $189,637,000
                                 (Approximate)

                               GreenPoint Credit
                      Manufactured Housing Contract Trust
                    Pass-Through Certificates, Series 1999-2


                            GreenPoint Credit Corp.
                              Servicer and Seller


                                 MBIA Guaranty

                 $89,637,000 Floating Rate Class A-1 Certificates
                 $100,000,000 Auction Rate Class A-2 Certificates


                            Computational Materials



Neither the Issuer nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Issuer nor the Servicer has prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

------------------------------------------------------------------------------------------------------------------------------------

Class A Certificates:            $89,637,000 Class A-1  Certificates, Variable Rate  (Senior Sequential)
                                 $100,000,000 Class A-2  Certificates,  Auction Rate  (Senior Sequential)
------------------------------------------------------------------------------------------------------------------------------------

Title of Securities:             GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates,
                                 Series 1999-2 (together, the "Certificates").

Description of Transaction:      This MBIA-wrapped transaction has one class of floating rate certificates (Class A-1) and one class of auction rate certificates (Class A-2) and is supported by a contract pool which consists of actuarial manufactured housing installment sales contracts, installment loan agreements and certain other assets.

Contract Pool:                   The contract pool consists of approximately 4,279 contracts with an aggregate scheduled principal balance as of February 28, 1999 of approximately $189,637,433. $3,309,392.29 of the contracts included in the contract pool were purchased in bulk from Bank of America, FSB on September 30,
                                 1998. $22,939,689.22 were partially funded by Bank of America, FSB prior to September 30, 1998, purchased on September 30, 1998 from Bank of America, FSB and were subsequently fully funded by
                                 GreenPoint Credit Corp.

Trustee:                         The First National Bank of Chicago.

Auction Agent:                   Bankers Trust Company.

Broker-Dealer:                   Salomon Smith Barney.

Seller and Servicer:             GreenPoint Credit Corp.

Cut-Off Date:                    End of business on February 28, 1999.

Pricing Date(1):                 Class A-1:  March [9/10], 1999.  Class A-2:  March [17], 1999.

Closing Date(1):                 March [18], 1999.

Form of Certificates:            Book entry form, same day funds (through DTC, Euroclear and Cedelbank).

Prepayment Pricing Speed:        250% MHP.

Optional Redemption:             10% clean-up call.

Step-Up Payment Date:            Payment Date following the calendar month in which a 10% clean-up call is exercised.

Payment Date - Class A-1:        The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning on April 15, 1999.

Payment Date - Class A-2:        The 18th day of each month or, if such day is not a business day, the next succeeding business day, beginning on April 19, 1999.

Servicing Fee:                   100 basis points per annum.

--------------------------------
(1) Subject to change.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Interest Accrual Period:         With respect to each distribution date, the Class A-1 Certificates and the Class A-2 Certificates
                                 will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the principal balance thereof immediately prior to such distribution date. The interest period for the certificates is the period from the applicable preceding distribution date (or from the closing date with respect to the first distribution date) through the day prior to the distribution date.

Pass-Through Rates:              The Class A-1 Pass-Through Rate will be adjusted each month, based on changes in the London
                                 Interbank Offered Rate for one-month U.S. dollar deposits. The Class A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and III in the prospectus supplement.

Principal Distribution:          On each distribution date, principal received on the contracts will be distributed to the Class A-1
                                 Certificates until the outstanding principal balance thereof has been reduced to zero. Thereafter, principal received on the contracts will be distributed to the Class A-2 Certificates until the outstanding principal balance thereof has been reduced to zero.

Certificate Ratings:             AAA by Standard & Poor's;  Aaa by Moody's.

Certificate Insurer:             MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa by Standard and
                                 Poor's and Moody's. Timely interest and principal payments on the Certificates will be guaranteed by MBIA.

ERISA Considerations:            Subject to certain considerations discussed in the prospectus supplement, the Class
                                 A-1 and Class A-2 Certificates are ERISA eligible.

Taxation:                        REMIC for federal income tax purposes.

Legal Investment:                The Certificates will be SMMEA eligible.

Prospectus:                      The Certificates are being offered pursuant to a Prospectus supplemented by a Prospectus Supplement
                                 (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                 Certificates may not be consummated unless the purchaser has received the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Payment Date in the following order of priority:

1. to pay interest on the Class A-1 and Class A-2 Certificates;

2. to pay principal of the Class A-1 Certificates until the Class A-1 Principal Balance is reduced to zero; then to pay principal of the Class A-2 Certificates until the Class A-2 Principal Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata on the basis of the Class A-1 Net Funds Cap Carryover Amount and Class A-2 Net Funds Cap Carryover Amount, respectively; and,

5. to pay any remaining available funds to the holder of the Class R
   Certificate.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


  Characteristics of GreenPoint Manufactured Housing Collateral

                                                      GPC 99-2
-------------------------------------     -----------------------------

Principal Amount ($MM)                       $189,637,432.62
Number of Loans                              4,279

Average Loan Balance                         $44,318

Wtd. Avg. Rem. Term                          323 months
Seasoning                                    3.92 months
Wtd. Avg. APR                                8.643%
Wtd. Avg. LTV                                88.75%
Percent LTV>90% (by $)                       29.79%

% New Contracts (by $)                       84.52%
Top 5 States                                 8.76% TX
                                             8.71% SC
                                             7.95% NC
                                             5.44% MI
                                             5.25% KY

Wtd. Avg. Periodic Cap                       2.00%
Wtd. Avg. Lifetime Cap                       13.643%
Index                                        1-year CMT
Margin                                       4.62%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.




Geographical Distribution of Manufactured Homes


                      Count         Scheduled Balance      % by  Balance
----------------------------------------------------------------------------
Alabama               140             $5,710,444.98            3.01%
Arizona               157              8,225,322.00            4.34
Arkansas               53              1,831,797.17            0.97
California             25              1,162,331.00            0.61
Colorado               34              1,922,005.92            1.01
Delaware                7                439,388.88            0.23
Florida                96              4,582,115.71            2.42
Georgia               172              8,249,712.60            4.35
Idaho                  19              1,138,062.38            0.60
Illinois              160              6,146,980.90            3.24
Indiana               190              9,377,957.10            4.95
Iowa                  111              4,429,333.68            2.34
Kansas                 84              3,214,457.50            1.70
Kentucky              218              9,955,276.36            5.25
Louisiana              76              2,835,826.46            1.50
Maine                   5                194,689.22            0.10
Maryland               22              1,044,704.90            0.55
Michigan              213             10,325,289.91            5.44
Minnesota             103              4,734,263.67            2.50
Mississippi           101              3,813,868.05            2.01
Missouri              210              8,139,319.44            4.29
Montana                19              1,110,547.02            0.59
Nebraska               16                952,748.79            0.50
Nevada                 12                904,041.99            0.48
New Hampshire           1                 95,613.94            0.05
New Jersey              2                159,389.93            0.08
New Mexico             34              1,355,216.99            0.71
New York                5                207,418.55            0.11
North Carolina        344             15,083,794.38            7.95
North Dakota           27              1,296,010.82            0.68
Ohio                   74              2,938,019.85            1.55
Oklahoma               43              1,744,442.68            0.92
Oregon                176              7,956,819.79            4.20
Pennsylvania           51              2,624,468.04            1.38
South Carolina        370             16,524,347.30            8.71
South Dakota           74              3,304,269.04            1.74
Tennessee             162              6,593,955.51            3.48
Texas                 417             16,607,895.49            8.76
Utah                    3                131,918.17            0.07
Vermont                 7                400,693.99            0.21
Virginia               45              2,364,650.03            1.25
Washington             41              1,938,226.48            1.02
West Virginia          27                988,521.46            0.52
Wisconsin             118              6,113,207.06            3.22
Wyoming                15                768,067.49            0.41
----------------------------------------------------------------------
Total               4,279           $189,637,432.62          100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Original Principal Balances

                                       Count             Scheduled Balance          % by  Balance
-----------------------------------------------------------------------------------------------------------------------
       5,004   -          7,500               13         $   76,029.40                    0.04%
       7,501   -         10,000               16            133,142.87                    0.07
      10,001   -         12,500               35            392,001.30                    0.21
      12,501   -         15,000               53            714,171.28                    0.38
      15,001   -         17,500               86          1,374,966.00                    0.73
      17,501   -         20,000               85          1,565,439.04                    0.83
      20,001   -         22,500              118          2,486,741.28                    1.31
      22,501   -         25,000              179          4,219,120.31                    2.22
      25,001   -         27,500              217          5,690,724.73                    3.00
      27,501   -         30,000              247          7,084,390.56                    3.74
      30,001   -         32,500              224          6,962,436.54                    3.67
      32,501   -         35,000              267          8,977,148.10                    4.73
      35,001   -         40,000              558         20,806,216.06                    0.97
      40,001   -         45,000              420         17,816,768.91                    9.40
      45,001   -         50,000              366         17,281,209.38                    9.11
      50,001   -         55,000              295         15,403,298.83                    8.12
      55,001   -         60,000              274         15,620,249.04                    8.24
      60,001   -         65,000              209         12,983,267.12                    6.85
      65,001   -         70,000              150         10,115,528.77                    5.33
      70,001   -         75,000              100          7,242,076.16                    3.82
      75,001   -         80,000              110          8,509,328.83                    4.49
      80,001   -         85,000               62          5,088,867.10                    2.68
      85,001   -        174,394              195         19,094,311.01                   10.07
---------------------------------------------------------------------------------------------------------------
Total                                      4,279       $189,637,432.62                  100.00%


Distribution of Original Loan-to-Value Ratios


                                       Count             Scheduled Balance           % by  Balance
-----------------------------------------------------------------------------------------------------------------------
          21   -      50                 31               $   854,402.07                   0.45%
          51   -      60                 32                 1,027,250.14                   0.54
          61   -      70                 66                 2,566,154.64                   1.35
          71   -      80                404                17,348,471.81                   9.15
          81   -      85                373                17,542,779.81                   9.25
          86   -      90              2,127                93,799,912.45                  49.46
          91   -      95              1,246                56,498,461.70                  29.79
-------------------------------------------------------------------------------------------------------
Total                                 4,279              $189,637,432.62                 100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.





Distribution of Contract Rates


                                       Count             Scheduled Balance          % by  Balance
-----------------------------------------------------------------------------------------------------------------------
        5.75   -        5.99             32              $   2,315,605.29                   1.22%
        6.00   -        6.24             63                  4,999,472.51                   2.64
        6.25   -        6.49             15                    972,050.48                   0.51
        6.50   -        6.74              6                    503,226.08                   0.27
        6.75   -        6.99            122                  8,628,992.96                   4.55
        7.00   -        7.24            223                 16,823,721.84                   8.87
        7.25   -        7.49            114                  6,351,389.21                   3.35
        7.50   -        7.74             70                  3,923,973.63                   2.07
        7.75   -        7.99            122                  6,060,151.23                   3.20
        8.00   -        8.24            253                 14,514,305.80                   7.65
        8.25   -        8.49            319                 15,754,477.53                   8.31
        8.50   -        8.74            281                 12,926,241.38                   6.82
        8.75   -        8.99            263                 11,840,771.38                   6.24
        9.00   -        9.24            409                 17,444,427.86                   9.20
        9.25   -        9.49            278                 10,134,915.04                   5.34
        9.50   -        9.74            294                 12,527,655.71                   6.61
        9.75   -        9.99            351                 11,920,330.08                   6.29
       10.00   -       10.24            120                  4,113,749.69                   2.17
       10.25   -       10.49            314                 11,293,805.32                   5.96
       10.50   -       10.74             97                  2,490,347.60                   1.31
       10.75   -       10.99            116                  3,573,256.69                   1.88
       11.00   -       11.24            129                  3,625,572.48                   1.91
       11.25   -       11.49             70                  1,630,323.91                   0.86
       11.50   -       11.74             64                  1,910,613.16                   1.01
       11.75   -       11.99             67                  1,386,211.33                   0.73
       12.00   -       12.24             27                    679,329.54                   0.36
       12.25   -       12.49              6                    149,157.06                   0.08
       12.50   -       12.74             36                    783,124.57                   0.41
       12.75   -       12.99              6                    124,561.55                   0.07
       13.00   -       13.24             11                    214,394.72                   0.11
       13.50   -       13.50              1                     21,276.99                   0.01
-----------------------------------------------------------------------------------------------------------
Total                                 4,279               $189,637,432.62                 100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.





Distribution of Remaining Months to Maturity


                                       Count             Scheduled Balance          % by  Balance
-----------------------------------------------------------------------------------------------------------------------
         1   -         30                3               $    13,145.74                     0.01%
        31   -         60               15                   134,623.66                     0.07
        61   -         90               24                   306,336.37                     0.16
        91   -        120               68                 1,227,911.58                     0.65
       121   -        150               23                   490,269.35                     0.26
       151   -        180              319                 6,963,313.36                     3.67
       181   -        210                4                   116,257.56                     0.06
       211   -        240              852                28,252,297.05                    14.90
       241   -        270                2                   144,262.67                     0.08
       271   -        300              465                19,620,816.24                    10.35
       301   -        360            2,504               132,368,199.04                    69.80
------------------------------------------------------------------------------------------------------------
Total                                4,279              $189,637,432.62                   100.00%


Distribution of Maximum Cap


                                       Count             Scheduled Balance          % by  Balance
-----------------------------------------------------------------------------------------------------------------------
       10.75   -       11.00           95                $7,315,077.80                     3.86%
       11.01   -       11.50            20                1,339,965.69                     0.71
       11.51   -       12.00           346               25,541,887.35                    13.47
       12.01   -       12.50           186               10,480,419.49                     5.53
       12.51   -       13.00           374               20,530,451.90                    10.83
       13.01   -       13.50           597               28,478,375.58                    15.02
       13.51   -       14.00           674               29,372,629.37                    15.49
       14.01   -       14.50           572               22,662,570.75                    11.95
       14.51   -       15.00           471               16,034,079.77                     8.46
       15.01   -       15.50           411               13,784,152.92                     7.27
       15.51   -       16.00           245                7,198,829.17                     3.80
       16.01   -       16.50           134                3,540,937.07                     1.87
       16.51   -       17.00            94                2,065,540.87                     1.09
       17.01   -       17.50            42                  932,281.63                     0.49
       17.51   -       18.00            17                  338,956.27                     0.18
       18.01   -       18.50             1                   21,276.99                     0.01
-----------------------------------------------------------------------------------------------------------
Total                                4,279             $189,637,432.62                   100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Distribution of Gross Margins


                                       Count             Scheduled Balance          % by  Balance
-----------------------------------------------------------------------------------------------------------------------
        1.75   -        2.00               95            $  7,315,077.80                    3.86%
        2.01   -        2.50               23               1,456,414.96                    0.77
        2.51   -        3.00              344              25,503,089.47                   13.45
        3.01   -        3.50              185              10,335,631.57                    5.45
        3.51   -        4.00              388              21,152,845.16                   11.15
        4.01   -        4.50              597              28,560,090.63                   15.06
        4.51   -        5.00              686              29,423,478.95                   15.52
        5.01   -        5.50              616              23,951,070.60                   12.63
        5.51   -        6.00              478              16,266,447.54                    8.58
        6.01   -        6.50              408              13,423,633.98                    7.08
        6.51   -        7.00              249               7,100,894.73                    3.74
        7.01   -        7.50              128               3,294,490.31                    1.74
        7.51   -        8.00               34                 835,470.64                    0.44
        8.01   -        9.25               48               1,018,796.28                    0.54
----------------------------------------------------------------------------------------------------------------------
Total                                   4,279            $189,637,432.62                  100.00%


Distribution of Next Adjustment Date


                            Count             Scheduled Balance          % by  Balance
------------------------------------------------------------------------------------------------------------
Mar-99                         1              $    66,942.93                  0.04%
Apr-99                         6                  354,832.99                  0.19
May-99                         8                  511,390.28                  0.27
Jun-99                        38                1,821,260.37                  0.96
Jul-99                        42                2,774,824.34                  1.46
Aug-99                        45                3,071,465.82                  1.62
Sep-99                        76                5,341,088.93                  2.82
Oct-99                       946               40,147,737.58                 21.17
Nov-99                     1,252               53,810,689.05                 28.38
Dec-99                       874               39,306,413.28                 20.73
Jan-00                       609               26,540,298.59                 14.00
Feb-00                       199                8,468,765.57                  4.47
Jun-01                         3                  136,404.64                  0.07
Jul-01                         1                   37,202.77                  0.02
Aug-01                         6                  356,466.14                  0.19
Sep-01                         3                  148,162.71                  0.08
Oct-01                        33                1,198,175.01                  0.63
Nov-01                        44                1,868,503.44                  0.99
Dec-01                        53                2,193,920.01                  1.16
Jan-02                        33                1,234,547.50                  0.65
Feb-02                         7                  248,340.67                  0.13
-----------------------------------------------------------------------------------------------
Total                      4,279             $189,637,432.62                100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Tables

Settlement date:           03/18/99
First Payment Date:        Class A-1: 04/15/99           Class A-2: 04/18/99

--------------------------------
Class A1
-------------------------------------------------------------------------------------------------------------------------
MHP:                                        0%         150%         200%         250%         300%         350%

WAL:                                     12.80         2.99         2.34         1.92         1.64         1.43
First Payment (months):                    1            1            1            1            1            1
Last Payment (months):                    238           76           59           48           41           35
Maturity:                                Jan-19       Jul-05       Feb-04       Mar-03       Aug-02       Feb-02
-------------------------------------------------------------------------------------------------------------------------

--------------------------------
Class A2
-------------------------------------------------------------------------------------------------------------------------
MHP:                                        0%         150%         200%         250%         300%         350%
To 10% Call
-----------
WAL:                                     23.71        12.80        10.30         8.49         7.17         6.16
First Payment (months):                   238           76           59           48           41           35
Last Payment (months):                    312          226          188          157          133          114
Maturity:                                Mar-25       Jan-18       Nov-14       Apr-12       Apr-10       Sep-08
-------------------------------------------------------------------------------------------------------------------------

--------------------------------
Class A2
-------------------------------------------------------------------------------------------------------------------------
MHP:                                        0%         150%         200%         250%         300%         350%
To Maturity
-----------
WAL:                                     23.83        13.48        11.09         9.29         7.91         6.85
First Payment (months):                   238           76           59           48           41           35
Last Payment (months):                    332          332          332          332          332          332
Maturity:                                Nov-26       Nov-26       Nov-26       Nov-26       Nov-26       Nov-26
-------------------------------------------------------------------------------------------------------------------------

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